Exhibit 10.2 CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. [***] = Indicates confidential information omitted from the exhibit. FIRST AMENDMENT TO EXCLUSIVE SUBLICENSE AGREEMENT This First Amendment of the Exclusive Sublicense Agreement (hereinafter “First Amendment”) effective April 14, 2020 is between BACH BIOSCIENCES, LLC, a limited liability corporation with a principal place of business at 75 Cambridge Parkway, E609, Cambridge, MA 02142, USA (“BACH”) and POINT BIOPHARMA INC., a Delaware corporation with a principal place of business at 511 South Orange Avenue, No. 2093, Newark, New Jersey, 07103, USA (“POINT”). BACH and POINT are referred to herein each individually as a “Party” and collectively as the “Parties.” WHEREAS, BACH and POINT have entered into and executed that certain Exclusive Sublicense Agreement, effective April 2, 2020 (the “Agreement”); WHEREAS, the Parties now desire to amend the Agreement as set forth in more detail below due to the impact of COVID-19 on the Parties ability to fully perform as anticipated; WHEREAS, in light of the stay-at-home advisory, closure of nonessential businesses and ban on gatherings of more than 10 people in effect in the Commonwealth of Massachusetts through at least May 4 as well as Tufts University’s (“TUFTS”) restriction of on-campus research laboratories to only essential activities, neither BACH nor TUFTS will be able to fully perform the anticipated research activities under the Sponsored Research Agreement; and WHEREAS, the Parties have the authority to amend the Agreement and now desire to amend the Agreement as hereafter provided. NOW, THEREFORE, in reliance upon and consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows: 1. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Agreement. 2. Section 3.2 of the Agreement is hereby deleted in its entirety and replaced with the following: Maintenance of Commercialization Option: Within [***] days after the Effective Date, the Parties will finalize the initial Work Plan for Sponsored Research Agreement. In order to maintain the Commercialization Option for the duration of the Option Period or until which time as POINT exercises the Commercialization Option, POINT agrees upon finalization of the initial Work Plan of the Sponsored Research Agreement to make regular quarterly SRA Payments to BACH under the Sponsored Research Agreement, which payments are no less than $[***] per quarter (“Minimum SRA Payment”), to commence on the first day the Work Plan is set to begin (which will be deemed the first day of the first quarter) after

2 [***] = Indicates confidential information omitted from the exhibit. finalization of the initial Work Plan. However, during such time as the Commonwealth of Massachusetts continues its stay-at-home advisory during the COVID19 pandemic, the Parties may agree to a reduced budget for the Work Plan, which if less than $[***] per quarter will be deemed to nevertheless satisfy the Minimum SRA Payment. If it is not possible for BACH to achieve the goals due to Tufts restrictions to on-campus research, the Parties agree, at the election of POINT, to put the Initial Work Plan on-hold until Tufts restrictions to on-campus research are lifted. Failure to make the minimum required SRA Payment for a given quarter, unless the consequence of a True Up Event or by written consent from BACH and fails to cure such non-payment within [***] days from the date of written notice thereof by BACH, will result in the immediate end to the Commercialization Option and, at BACH’s election, termination of this Agreement. 3. This First Amendment may be signed by the Parties in different counterparts, which together shall constitute one agreement, even though the Parties may not have signed the same counterpart. 4. Except as amended by this First Amendment, the terms and conditions of the Agreement shall remain binding and enforceable in accordance with their terms. IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective authorized representatives. BACH BIOSCIENCES, LLC POINT BIOPHARMA INC. By: /s/ William W. Bachovchin By: /s/ Joe McCann Name: William W. Bachovchin Name: Joe McCann Title: CEO Title: CEO Date: April 14, 2020 Date: 12-April-2020 31692073.3